Exhibit 99.1

COVENANT LOGISTICS GROUP ANNOUNCES NEW $75 MILLION STOCK REPURCHASE AUTHORIZATION, AGREEMENT TO SELL EXCESS REAL ESTATE, AND MANAGEMENT PROMOTIONS

CHATTANOOGA, TENNESSEE – MAY 19, 2022 - Covenant Logistics Group, Inc.  (NASDAQ/GS: CVLG) (“Covenant” or the “Company”) announced today significant steps in the continuing execution of our capital allocation program that focuses on improving stockholder returns, as well as the declaration of quarterly cash dividend of $0.0625 per share of common stock and two management promotions.
Stock Repurchase and Real Estate Sale
On May 18, 2022, our board of directors approved a new stock repurchase authorization of up to $75 million following the recent completion of the previously announced $30 million 10b5-1 repurchase plan.
We have agreed to sell a California terminal. The transaction is expected to close within 60 days, subject to customary conditions. We expect to record a pretax gain on sale of property of approximately $45 million. We expect to relocate personnel and equipment to other locations and lower our operating expenses associated with Southern California by approximately $500,000 annually with no disruption in service.
Joey B. Hogan, President, commented: “With our latest 12-month return on invested capital in the double digits, and a stock price representing a single-digit P/E multiple and less than 2x tangible book value, internal growth and investing in our own company currently offer the most attractive returns.  Based on our expectations regarding net cash flows after fleet investments for the next several quarters and our low leverage level, our board has increased the size of our repurchase authorization. The expected influx of capital from the real estate sale is anticipated to increase our capital available for deployment. In conjunction with the larger repurchase authorization, our recent credit agreement amendment permits unlimited stock repurchases subject to maintaining agreed availability thresholds. We expect to maintain our commitment to low to moderate leverage to afford adequate liquidity throughout economic and freight market cycles.”

Management Promotions

We have promoted James “Tripp” Grant to Executive Vice President and Chief Financial Officer and Joey Ballard to Executive Vice President, People and Safety. Since joining us in 2019, Mr. Grant has proven that he has the financial and strategic skills to excel as our Chief Financial Officer. Joining us following our acquisition of Landair in July 2018, and serving in various roles at Landair since 1999, Ms. Ballard brings a wealth of knowledge on human resources and safety issues to her new position.
Dividend
In additional news, our board of directors has declared a quarterly cash dividend of $0.0625 per share of Class A and Class B common stock. The quarterly cash dividend is pursuant to a quarterly cash dividend program previously approved our board of directors. The dividend is payable to stockholders of record on June 3, 2022 and is expected to be paid on June 24, 2022.
About Covenant
Covenant Logistics Group, Inc., through its subsidiaries, offers a portfolio of transportation and logistics services to customers throughout the United States. Primary services include asset- based expedited and dedicated truckload capacity, as well as asset-light warehousing, transportation management, and freight brokerage capability. In addition, Transport Enterprise Leasing is an affiliated company providing revenue equipment sales and leasing services to the trucking industry. Covenant's Class A common stock is traded on the NASDAQ Global Select market under the symbol, “CVLG.”

This press release contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended.  Such statements may be identified by their use of terms or phrases such as “expects,” “estimates,” “projects,” “believes,” “anticipates,” “plans,” “could,” “would,” “may,” “will,” "intends," “outlook,” “focus,” “seek,” “potential,” “mission,” “continue,” “goal,” “target,” “objective,” derivations thereof, and similar terms and phrases.  Forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. In this press release, statements relating to future operating expenses, the expected gain on sale of the California terminal, future capital deployment, future liquidity and leverage, and future repurchases under the stock repurchase authorization, if any, are forward-looking statements. The following factors, among others could cause actual results to differ materially from those in the forward-looking statements: Our business is subject to economic, credit, business, and regulatory factors affecting the truckload industry that are largely beyond our control including cost inflation and global supply chain disruption that could affect (i) the volume, pricing, and predictability of customer demand, (ii) the availability, pricing, and delivery schedule of equipment and parts, (iii) the availability and compensation of employees and third-party capacity providers, and (iv) other aspects of our business; We may not be successful in achieving our strategic plan; We operate in a highly competitive and fragmented industry; We may not grow substantially in the future and we may not be successful in improving our profitability; We may not make acquisitions in the future, or if we do, we may not be successful in our acquisition strategy; Increases in driver compensation or difficulties attracting and retaining qualified drivers could have a materially adverse effect on our profitability and the ability to maintain or grow our fleet; Our engagement of independent contractors to provide a portion of our capacity exposes us to different risks than we face with our tractors driven by company drivers; We derive a significant portion of our revenues from our major customers; Fluctuations in the price or availability of fuel, the volume and terms of diesel fuel purchase commitments, surcharge collection, and hedging activities may increase our costs of operation; We depend on third-party providers, particularly in our Managed Freight segment; We depend on the proper functioning and availability of our management information and communication systems and other information technology assets (including the data contained therein) and a system failure or unavailability, including those caused by cybersecurity breaches, or an inability to effectively upgrade such systems and assets could cause a significant disruption to our business; If we are unable to retain our key employees, our business, financial condition, and results of operations could be harmed; Seasonality and the impact of weather and other catastrophic events affect our operations and profitability; We self-insure for a significant portion of our claims exposure, which could significantly increase the volatility of, and decrease the amount of, our earnings; Our self-insurance for auto liability claims and our use of captive insurance companies could adversely impact our operations; We have experienced, and may experience additional, erosion of available limits in our aggregate insurance policies; We may experience additional expense to reinstate insurance policies due to liability claims; We operate in a highly regulated industry; If our independent contractor drivers are deemed by regulators or judicial process to be employees, our business, financial condition, and results of operations could be adversely affected; Developments in labor and employment law and any unionizing efforts by employees could have a materially adverse effect on our results of operations; The Compliance Safety Accountability program adopted by the Federal Motor Carrier Safety Administration could adversely affect our profitability and operations, our ability to maintain or grow our fleet, and our customer relationships; An unfavorable development in the Department of Transportation safety rating at any of our motor carriers could have a materially adverse effect on our operations and profitability; Compliance with various environmental laws and regulations; Changes to trade regulation, quotas, duties, or tariffs; Litigation may adversely affect our business, financial condition, and results of operations; Increasing attention on environmental, social and governance matters may have a negative impact on our business, impose additional costs on us, and expose us to additional risks; Our ABL credit facility and other financing arrangements contain certain covenants, restrictions, and requirements, and we may be unable to comply with such covenants, restrictions, and requirements; In the future, we may need to obtain additional financing that may not be available or, if it is available, may result in a reduction in the percentage ownership of our stockholders; Our indebtedness and finance and operating lease obligations could adversely affect our ability to respond to changes in our industry or business; Our profitability may be materially adversely impacted if our capital investments do not match customer demand or if there is a decline in the availability of funding sources for these investments; Increased prices for new revenue equipment, design changes of new engines, future uses of autonomous tractors, volatility in the used equipment market, decreased availability of new revenue equipment, and the failure of manufacturers to meet their sale or trade-back obligations to us could have a materially adverse effect on our business, financial condition, results of operations, and profitability; Our 49% owned subsidiary, Transport Enterprise Leasing, faces certain additional risks particular to its operations, any one of which could adversely affect our operating results; We may incur additional charges in connection with the disposition of substantially all of the operations and assets of TFS; We could determine that our goodwill and other intangible assets are impaired, thus recognizing a related loss; Our Chairman of the Board and Chief Executive Officer and his wife control a large portion of our stock and have substantial control over us, which could limit other stockholders' ability to influence the outcome of key transactions, including changes of control; Provisions in our charter documents or Nevada law may inhibit a takeover, which could limit the price investors might be willing to pay for our Class A common stock; The market price of our Class A common stock may be volatile; We cannot guarantee the timing or amount of repurchases of our Class A common stock or dividends on our Class A and Class B common stock, if any; If we fail to maintain effective internal control over financial reporting in the future, there could be an elevated possibility of a material misstatement, and such a misstatement could cause investors to lose confidence in our financial statements, which could have a material adverse effect on our stock price; and We could be negatively impacted by the COVID-19 outbreak or other similar outbreaks. The declaration of future dividends is subject to approval of our board of directors and various risks and uncertainties, including, but not limited to: our cash flow and cash needs; compliance with applicable law; restrictions on the payment of dividends under existing or future financing arrangements; changes in tax laws relating to corporate dividends; deterioration in our financial condition or results: and those risks, uncertainties, and other factors identified from time-to-time in our filings with the Securities and Exchange Commission. Readers should review and consider these factors along with the various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission. We disclaim any obligation to update or revise any forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking information.
For further information contact:
Joey B. Hogan, President
JHogan@covenantlogistics.com
Tripp Grant, Executive Vice President and Chief Financial Officer
TGrant@covenantlogistics.com
For copies of Company information contact:
Brooke McKenzie, Executive Administrative Assistant
BMcKenzie@covenantlogistics.com

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